UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
___________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 26, 2022
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Federal Signal Corporation
(Exact name of registrant as specified in its charter)
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Delaware	001-6003	36-1063330
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1415 W. 22nd Street, Oak Brook, Illinois
(Address of principal executive offices)
60523
(Zip Code)
(630) 954-2000
(Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	FSS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 5.07	Submission of Matters to a Vote of Security Holders.
On April 26, 2022, the Company held its 2022 Annual Meeting of Stockholders (the “Annual Meeting”). As of the February 28, 2022 record date, there were 60,931,540 shares of the Company’s common stock outstanding. The holders of 57,468,085 shares of common stock, representing 94.3% of the outstanding shares entitled to vote as of the record date, were represented at the Annual Meeting virtually via the Internet or by proxy. This amount represented a quorum. Set forth below are the final voting results for each of the three proposals submitted to a vote of the Company’s stockholders at the Annual Meeting. The proposals are described in detail in the Company’s 2022 Proxy Statement, filed with the Securities and Exchange Commission on March 11, 2022 (the “2022 Proxy Statement”).

Proposal 1.
The following nominees were elected to the Board of Directors to hold office for one year or until their successors are elected and qualified. There were no abstentions, and 1,826,991 broker non-votes, with respect to this matter. The voting results were as follows:

	For	Withhold
Eugene J. Lowe, III	55,578,594	62,500
Dennis J. Martin	54,414,401	1,226,693
William F. Owens	52,264,005	3,377,089
Shashank Patel	55,546,449	94,645
Brenda L. Reichelderfer	53,778,890	1,862,204
Jennifer L. Sherman	55,135,105	505,989
John L. Workman	54,517,597	1,123,497

Proposal 2.
The stockholders, in an advisory vote, approved the named executive officer compensation as disclosed in the 2022 Proxy Statement. There were 1,826,991 broker non-votes with respect to this matter. The voting results were as follows:

For	Against	Abstentions
52,851,285	2,699,730	90,079

In accordance with the stockholder vote at our 2017 Annual Meeting of Stockholders, advisory votes regarding executive compensation are conducted annually until the next required advisory vote on the frequency of such votes. The Company is required to hold advisory votes on frequency every six years.

Proposal 3.
The stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2022. There were no broker non-votes with respect to this matter. The voting results were as follows:

For	Against	Abstentions
56,947,189	502,075	18,821

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits
	104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

 SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDERAL SIGNAL CORPORATION

Dated: April 26, 2022	By:	/s/ Ian Hudson
Ian A. Hudson, Senior Vice President, Chief Financial Officer